DISTRIBUTION AGREEMENT

THIS AGREEMENT  is entered into this ____ day of July, 2006 by and between Axial Vector™ Engine Corporation (hereinafter “AVEC”) and Dynamic Engines Limited (hereinafter “DEL”)

RECITALS

A.	WHEREAS AVEC is a publicly traded, Nevada corporation that manufactures power-generating equipment called GENSETS;

B.	WHEREAS DEL is a New Zealand company that desires to distribute these GENSETS in New Zealand as the exclusive distributor for AVEC;

C.	WHEREAS, AVEC and DEL will require access to each others’ Confidential Information, as such term is defined herein, in connection with any such transactions of AVEC with DEL; and

D.
WHEREAS, AVEC and DEL are willing to provide access to each others’ confidential information, provided that both parties, including their respective agents, officers, affiliates, employees and representatives (collectively “Representatives”) agree to restrict disclosure and use of all such Confidential Information according to the terms of this Agreement.

THE PARTIES AGREE AS FOLLOWS:

1.            Distribution Fee

DEL will pay to AVEC the sum of One Thousand Dollars ($1,000.00) U.S. Dollars as a Distribution Fee to become the Exclusive Distributor of GENSETS in New Zealand. This fee was set in acknowledgement of the contribution made by DEL. The contribution includes exploratory and application development work undertaken and transferred to AVEC that has enhanced the value of AVEC owned intellectual property.

This fee takes into account the costs of exploratory development work that DEL has undertaken on behalf of Avec.

2.           Exclusive Distribution for New Zealand Renewable

This distributorship shall be exclusive for the country of New Zealand for a period of twenty years. This term shall be renewable upon mutual consent of the parties for additional terms of twenty years. Such mutual agreement must be completed no later than sixty days before the close of the initial term, and each renewal term must be evidenced in writing and

July 2006                                                                            AVEC - DEL Distribution Agreement                                                             Page 1 of 14

signed by both parties. Any such renewal term, as well as the initial term, is subject to earlier termination as provided for elsewhere in this Agreement. AVEC may choose not to renew this Agreement for any reason, for which it may terminate this Agreement pursuant to Section 11 of this Agreement, or because the parties are unable to agree upon the terms of renewal.

a)	First Right of Exclusivity for Other Territories

DEL shall have the first right to negotiate and purchase the exclusive distribution rights for Australia and the South Pacific island states of the Cook Islands, Tonga, Samoa, Niue and Fiji under such terms as may be agreed upon at such time as AVEC enters the market with those products in these territories. In the event that DEL declines the right or is unable to meet the terms offered by AVEC, AVEC shall be entitled to offer the rights to those products and/or services to a third party. If, however, such offer is on terms more favorable than offered to DEL, AVEC must first again offer the to DEL on such new terms.

3.          First Right of Exclusivity for Other AVEC Products

DEL shall have the first right to be the exclusive distributor for other AVEC products and services in New Zealand under such terms as may be agreed upon at such time as AVEC enters the market with those products in New Zealand. In the event that DEL declines the right or is unable to meet the terms offered by AVEC, AVEC shall be entitled to offer the rights to those products and/or services to a third party. If, however, such offer is on terms more favorable than offered to DEL, AVEC must first again offer the rights to DEL on such new terms.

4.             Purchase of GENSETS™ from AVEC by DEL

DEL shall purchase the GENSETS from AVEC at AVEC’s cost plus 15%. All funds shall be in U.S. Dollars. Price changes and credit terms shall be at the sole discretion of AVEC. Sales in DEL’s exclusive sales areas shall only be by DEL unless otherwise agreed to by both Parties to this agreement

5.             Reasonable Efforts to Meet Demands

AVEC will exert reasonable efforts to supply the needs of DEL for products to meet its demands. DEL agrees to keep an adequate supply of GENSETS to meet its customer demands. DEL shall sell a minimum number of GENSETS annually to remain AVEC’s exclusive distributor in New Zealand. The minimum number of units to be sold shall be periodically reviewed and revised by both parties. AVEC shall have the right to set a minimum sales standard consistent with sales expectations based upon population and regional demands.

July 2006                                                                            AVEC - DEL Distribution Agreement                                                             Page 2 of 14

6.            Promotion of AVEC’s Products

DEL will take the following steps to promote the products of AVEC:

(a) Product shows.

(b) Advertising.

(c) Website presence.

(d) Accessible showroom or product demonstration sites.

7.             Licenses and Permits

DEL will be responsible for obtaining all licenses, permits and other governmental authorities to sell AVEC products in New Zealand. DEL will conduct its efforts in accordance with all applicable national and local regulations and with the highest commercial standards.

8.            Development of Marketing Plan and Pricing

DEL shall be responsible for developing its own marketing plan and system with the approval of AVEC. AVEC will provide materials relative to the GENSETS for the use of DEL. Such materials to include, but not limited to, service manuals, operating manuals and warranties. AVEC may make recommendations on any phase of the business of selling the products, including pricing. The prices set by DEL shall be in conformance with the recommended pricing set by AVEC at all times. DEL shall maintain one place of business with parts, service facilities and a showroom.

9.             Warranty

AVEC shall develop a product warranty program prior to any sales and the terms thereof shall be attached hereto as Addendum A. The warranties will provide for the length in time, limitations for AVEC and DEL, the terms for replacement and repair, the costs to AVEC and DEL, the roles and responsibilities of each Party and management and cost recovery to each Party.

10.           Relationship of Parties

The relationship of DEL to AVEC during the term of this Agreement and any renewal of this Agreement shall be that of an independent contractor. The sole interest and responsibility of AVEC shall be to ensure that DEL performs the activities described in this Agreement in a competent, efficient and satisfactory manner. Neither DEL nor any employee of DEL shall be deemed employees of AVEC for any purpose whatsoever and shall not be eligible to participate in any benefit program provided by AVEC for its employees.

July 2006                                                                            AVEC - DEL Distribution Agreement                                                             Page 3 of 14

DEL shall be exclusively responsible for payment of all wages and salaries, taxes, withholding payments, penalties, fees, fringe benefits, liability insurance premiums, contributions to insurance and pensions or other deferred compensation plans, including, but not limited to, worker’s compensation and social security obligations, license fees, etc., and the filing of all necessary documents, forms and returns pertinent to the foregoing. This Agreement is in no way to be construed as an employment agreement. DEL shall not bring and shall hold AVEC harmless and provide AVEC with a defense against, any and all claims that AVEC is responsible for payment or reporting any of the foregoing payments, withholdings, contributions, taxes, or the filing of any documents or returns.

11.           Termination

a)
This Agreement will terminate immediately and without notice upon the institution of insolvency, bankruptcy or similar proceeding by or against DEL, or any assignment or attempted assignment by DEL for the benefit of creditors, or any appointment, or application for such appointment, of a receiver for DEL.

b)
Either party may upon mutual agreement, with or without cause, upon thirty days written notice to the other party during the initial term or during any renewal term of this Agreement, terminate this Agreement.

c)	Without limiting the generality of Section (b) above, AVEC may also terminate this Agreement:

i)
Upon thirty days prior written notice by AVEC to DEL given at any time after the occurrence of any of the following events; provided, however, that DEL shall have fifteen working days from the date of such notice to cure any such default or to prepare a plan to rectify the fault which is acceptable to AVEC:

A)       DEL’s breach of, or failure to comply with, any term or provisions of this Agreement;

B)       DEL’s failure to pay AVEC any sums due pursuant to the terms of this Agreement within ten working days following the date on which such sum is due and payable; or

C)	DEL becoming insolvent or unable to pay its obligations as they become due; or

July 2006                                                                            AVEC - DEL Distribution Agreement                                                             Page 4 of 14

ii)	Immediately upon written notice by AVEC to DEL, given at any time after the occurrence of any of the following events:

A)       DEL’s voluntary abandonment of the business contemplated under this Agreement;

B)
DEL’s failure to meet any performance standards provided under this Agreement with respect to sales of the products during a specified period; provided, however, that such written notice by AVEC is delivered within ninety days after the conclusion of such specified period;

C)
The conviction of DEL in a court of competent jurisdiction of any offense substantially relating to the business conducted by DEL in connection with this Agreement, or any other offense punishable by a term of imprisonment;

D)	DEL’s engaging in any practice with respect to the products which is determined to be an illegal or unfair trade practice in violation of any applicable federal, state or local law;

E)	A lien is voluntarily granted by DEL on DEL’s inventory, or there is an involuntary lien placed on DEL’s inventory which has not been removed within ten working days;

F)	DEL’s falsification of any records or reports provided to AVEC;

G)	Any lien or levy against, or foreclosure or seizure of, any of DEL’s assets by a creditor, lienholder, lessor, or government authority;

H)	DEL’s failure to act in good faith and in a commercially reasonable manner in connection with its obligations under this Agreement;

I)
DEL’s loss through failure to renew or because of suspension, cancellation or revocation for a period of fifteen working days or more, or any federal, state or local license required by law and necessary in carrying out the provisions of this Agreement;

July 2006                                                                            AVEC - DEL Distribution Agreement                                                             Page 5 of 14

J)
Any change in DEL’s active management, which change, in the opinion of AVEC, will have a material effect on DEL’s ability to distribute and promote the products. DEL shall have the right within ten working days to request an independent opinion by a third party acceptable to both Parties as to AVEC’s conclusion that such material effect has taken place. Such a change includes, but is not limited to, the death of a director of DEL, or the incapacity of a director for a period of more than sixty days;

K)        For purposes of clause 11(c)(ii)(E) and 11(c)(ii)(G) above, any lien provided to a financial institution as  security for financial advances, will not provide AVEC with the right to terminate this Agreement.

d)
Upon any termination of this Agreement in accordance with this Section 11 of this Agreement, AVEC shall have the option, but not the obligation, to repurchase DEL’s remaining inventory of the products at the price paid to AVEC for such inventory by DEL.

e)
After the expiration of this Agreement, or termination of this Agreement in accordance with Section 11, neither party shall have any other rights or obligations in respect to each other except that any such expiration or termination shall be without prejudice to the rights and obligations of the parties in respect to the products sold or delivered to DEL prior to the termination. In addition, the provisions of Sections 12 and 13 shall survive the expiration or termination of this Agreement.

f)
Either party may terminate this Agreement immediately, with notice, in the event that the parties are unable to agree on the content of the sales levels and expectations to be agreed in terms of clause 5 above, or the content of the warranty referred to as addendum A in clause 9 above.

12.              Intellectual Property Protection

a)
DEL hereby acknowledges that AVEC is the sole owner of the GENSETS proprietary technology, names, marks and graphic designs (collectively, the "Marks"), which identify the products, technology and process, which are valuable assets of AVEC. DEL further acknowledges that such Marks shall remain the sole and exclusive ownership and control of AVEC and that DEL has not acquired any right, title or interest in the Marks except as provided in this Agreement.

July 2006                                                                            AVEC - DEL Distribution Agreement                                                             Page 6 of 14

b)
Subject to the terms of this Agreement AVEC hereby grants DEL the limited, non-exclusive, right to use the Marks while this Agreement is in full force and effect to accomplish the purposes contained in this Agreement. Notwithstanding the foregoing AVEC does not grant DEL the right to transfer, encumber, license, sublicense or otherwise facilitate, permit or suffer the use of the Marks other than with strict conformity with the rights granted herein. In the event that further licensing or sub licensing of the use of the Marks is required it shall require and shall occur only with the written consent of AVEC.

c)
DEL acknowledges that AVEC is the sole and exclusive owner of the Marks and of all other names and marks used by AVEC to identify its products, and technologies. Except for the rights expressly granted in this Agreement, the right of AVEC to use such names and the Marks is sole, exclusive and absolute, and no license shall be implied by the rights given herein. Nothing in this Agreement, in the conduct of the parties under this Agreement, or in the relation of the parties to this Agreement shall create any right, title or interest in DEL in any Marks or goodwill now or hereafter associated with AVEC or with the products and technology, except as expressly granted in this Agreement. Any and all goodwill and value associated with the Marks, including accretions thereto during the term of this Agreement, irrespective of the reason therefore or cause thereof, shall inure directly and exclusively to the benefit, and be the exclusive property of AVEC.

d)
DEL acknowledges and agrees that it is vital to the business of AVEC that the Marks be associated only with marketing methods of the highest quality, and that the customer acceptance and goodwill inherent in the Marks be preserved and enhanced in the course of sales of the products, technology and process. DEL commits to use the Marks with such marketing methods and standard of quality of highest quality and which are acceptable to AVEC.

e)
In the event that AVEC, in its sole discretion, decides to modify or discontinue use of any proprietary Marks, or to develop additional or substitute marks, DEL shall, within a reasonable time after receipt of written notice thereof, take such action, at DEL’s sole expense, as may be necessary, to comply with such modifications, discontinuation additions or substitutions.

July 2006                                                                            AVEC - DEL Distribution Agreement                                                             Page 7 of 14

13.           Covenant of Non-Compete, Non-Disclosure, Non-Circumvention and Confidentiality

NOW THEREFORE, in consideration of the promises and mutual covenants contained herein, it is agreed as follows:

a)
“Confidential Information” means all information relating to each party’s business contacts, clients in trade, customer lists, credit information, customer contracts, trade secrets, pending or granted patent applications, invention disclosures, drawings, documents, specifications, models, customers, suppliers, warranty information, production processes, supply sources, supply contracts, plans, distributors, licensees, marketing studies, profits, costs, pricing, manufacturing processes, and all other technical product, business and/or financial information which either party holds confidential and/or proprietary in nature. The term “Confidential Information” excludes any information that (i) is already in the public domain and/or otherwise known to the party or its Representatives prior to disclosure by the opposite party hereto; (ii) becomes generally available to the public other than as a result of disclosure by the party or its Representatives; or (iii) becomes lawfully available to the party or its Representatives on a non-confidential basis from a source (other than the opposite party hereto) that is not bound by a confidential relationship concerning the Confidential Information.

b)
The parties will not at any time, or in any fashion, form or manner, either directly or indirectly, divulge, disclose or communicate to any person, firm or corporation in any manner whatsoever, any information of any kind, nature or description concerning any matters affecting or relating to the business of the other party, including without limiting the generality of foregoing the names of any of its customers, the prices it obtains or has obtained or at which it sells or has sold its products or at which it buys or has bought materials, components or other supplies, the methods or processes of production or manufacture of its products or any other information of, about or concerning the business of the other party, its relations with its employees, and its manner of operation, its plans, or other data of any kind, nature or description, the parties hereby stipulating that as between them the same are important, material, confidential and are trade secrets and gravely affect the effective and successful conduct of the business of the other party and its goodwill, and that any breach of the terms of this section is a material breach hereof.

July 2006                                                                            AVEC - DEL Distribution Agreement                                                             Page 8 of 14

c)
During and after the term of this Agreement, not to take, without the written consent of the other party, any notes, reports, calculations, plans, models, sales data, papers, drawings, documents, contracts, customer and supplier lists, diaries, phone information, trade secrets, research data, production processes, product specifications, blueprints, correspondence, memoranda, or other written records or materials belonging to the other party or in its possession. Both parties also covenant and warrant not to take any computer diskettes, magnetic tapes or other storage media in any tangible form containing such information. Upon termination of this Agreement, each party shall immediately deliver all the materials described in this paragraph to the other party.

d)
This non-disclosure and confidentiality covenant shall not affect AVEC or DEL or their assigns from making normal-course disclosures pursuant to SEC regulations or from issuing press releases or from providing such information as may be necessary to carry out the terms and conditions of this Agreement and the obligations and duties contemplated thereunder.

e)
The parties agree to hold, keep and maintain all Confidential Information disclosed by the opposite party hereto as strictly confidential and agree, and shall cause or direct their Representatives to agree, to: (a) hold in confidence and not deliver, show, summarize or otherwise make available the Confidential Information to any person (except for each party’s Representatives to the extent that they may have a need to know the Confidential Information in connection with any transaction or as required by law or court order), without the prior written consent of the opposite party hereto; (b) not to use the Confidential Information in any fashion, except solely for the proposes of completing a review of the other party’s information in connection with any proposed transaction of the parties; (c) exercise due care to avoid unauthorized publication or disclosure of the Confidential Information by either party, its Representatives, and/or others; (d) upon the request of either party, to return all written Confidential Information, if any, provided to the other party and/or its Representatives, and not to retain any copies or other reproductions, summaries, or abstracts thereof. Each party hereto shall take all reasonable measures to protect the confidentiality and avoid the unauthorized use, disclosure, publication, or dissemination of details of any business transaction contemplated by the parties or any Confidential Information acquired.

July 2006                                                                            AVEC - DEL Distribution Agreement                                                             Page 9 of 14

f)
The parties acknowledge that a breach of this Covenant would immediately result in irreparable harm to the other party for which the parties acknowledge that it would be extremely difficult (if not impossible) to ascertain the damages to the breaching party, and that there would be no adequate remedy at law. Therefore, the parties hereto agree that, in the event of any breach or threatened breach or violation of the terms of this Covenant, each respective party shall have the right, in addition to any other rights or remedies available at law or in equity (and not in lieu of, including damages), to obtain specific performance and injunctive relief enjoining the other party in any court of competent jurisdiction. The upper limit of any monetary award shall be $250,000.00. If a party or any of its Representatives is required in any civil or criminal legal proceeding or any regulatory proceeding or pursuant to any form of legal process to disclose any part of the Confidential Information, the party shall, if possible, give the other party prompt notice thereof so that party may seek an appropriate protective order or waive in writing compliance with the provisions of the Covenant.

g)
Neither party nor its Representatives shall without the prior written consent of the other party, disclose to any person either the fact that discussions or negotiations are taking place, or have taken place, concerning a possible business relationship between the parties, or disclose any of the terms, conditions, or other facts with respect to any such possible business relationship, including the status thereof, until such time as the other party has advised the opposite party hereto in writing that such Confidential Information need not be maintained any longer as Confidential Information.

h)
Each party hereto covenants with the other party that during the term of this Agreement, neither they nor their Representatives will deal directly with any of the other party’s business contacts or clients, in trade, except for unrelated transactions, without the other party’s prior knowledge and written consent. In the event that either party hereto breaches this provision, the opposite party shall be entitled to immediate compensation from the breaching party in an amount equal to their customary fee in business transactions of a similar nature.

i)
Each party hereto covenants to the other party that neither they nor their Representatives will in any way circumvent, avoid, bypass, or in any way harm or diminish the economic interest of the opposite party hereto (or make, assist, authorize, or permit any effort to do so), either directly or indirectly, in connection with any business transactions contemplated by the parties as it relates to the provisions of any transactions in which either party hereto will, or can reasonably be expected to derive financial benefit.

July 2006                                                                            AVEC - DEL Distribution Agreement                                                             Page 10 of 14

j)
The confidentiality clauses in this Agreement, shall commence and be effective as of the date first written above and will remain in full force and effect until the party providing the information authorizes the release thereof.

14.               Any disputes under or relating to this Agreement shall be resolved by final and binding arbitration under the laws of the State of Nevada and under the commercial rules of The American Arbitration Association; provided that either party hereto shall nevertheless have the right to institute a lawsuit to pursue interim, equitable remedies. In the event any party hereto institutes any lawsuit, arbitration, or other proceeding to construe or enforce any agreement, the prevailing party will be entitled to recover its costs and expenses, including reasonable attorney fees and costs, incurred in doing so.

15.               This Agreement shall be governed by the laws of the State of Nevada applicable to contracts entered into, and to be fully performed, in said state. This Agreement may be executed in counterparts, which when taken together, shall constitute on and the same instrument. Faxed signatures shall be deemed effective as originals for all purposes.

16.               This Agreement constitutes the entire agreement and supersedes any prior agreements or understandings between the parties hereto regarding Confidential Information, Nondisclosure and Circumvention, and no amendment, alteration or waiver of this Agreement shall be valid or binding unless made in writing and signed by all parties hereto.

17.               No waiver of any provision of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

18.               If any judicial proceeding a court shall refuse to enforce all the provisions of this agreement, any unenforceable provision shall be deemed eliminated from the Agreement for the purpose of such proceeding as is necessary to permit the remainder of the Agreement to be enforced in such proceeding.

19.               Nothing contained in this Agreement shall be construed as granting or conferring any rights by license or otherwise in any Information disclosed, or under any trademark, patent, copyright or any other intellectual property right of either party. None of the Information which may be disclosed or exchanged by the parties shall constitute any representation, warranty, assurance, guarantee or inducement by either party to the other of any kind, and, in particular, with respect to the to the non-infringement of trademarks, patents, copyrights or any other intellectual property right. In order to preserve the value of AVEC’s and

July 2006                                                                            AVEC - DEL Distribution Agreement                                                             Page 11 of 14

DEL’s name and/or trademarks, service marks or trade names (collectively “Marks”) neither AVEC nor DEL shall make use of the other’s Marks for any reason including, without limitation, advertising, press releases or other publicity, except upon written authorization of the releasing party.

20.           Each party agrees that it will not, without prior written consent of the party, transmit, directly or indirectly, the Information received from the other party hereunder or any portion thereof to any country outside of the United States if the export or re-export of such Information is prohibited by U.S. export laws.

21.           All notices provided for by this Agreement shall be made in writing by delivering personally or by mailing of such notice to the Parties hereon, registered or certified mail, postage prepaid, at the following addresses or at such other addresses designated in writing by one Party to the other:

DEL:                       Racewell, Ltd.
43 King Street
Te Kuiti
New Zealand

AVEC:                    One World Trade Center
121 SW Salmon Street, Suite 1100
Portland, OR 97204

and

Richard E. Fowlks
Attorney at Law
1607 NE 41st Avenue
Portland, OR 97232

22.           Separate Counsel

DEL and AVEC warrant that they have been represented in this transaction by their separate attorneys, CPAs or other persons that they believe necessary to evaluate the content and form of this Agreement. DEL also warrants that it has not been represented in this transaction by AVEC’s attorney.

23.           Business Records

DEL shall keep full and complete records of all sales performed under this Agreement and shall submit copies of such records to AVEC upon the expiration and/or termination of this Agreement. DEL also agrees that such records are included in the confidentiality provision of Section 13 of this Agreement and that DEL will provide such records upon reasonable notice to AVEC while this Agreement is in force and effect.

July 2006                                                                            AVEC - DEL Distribution Agreement                                                             Page 12 of 14

24.           Representation of Authority to Execute Agreement

Each party to this Agreement represents that it has full power and authority to execute this Agreement and that the execution of this Agreement is not contrary to any existing security agreement or obligation of the undersigned, nor is it prohibited by any law or regulation.

25.           Force Majeure

AVEC shall use reasonable efforts to fill orders promptly and meet the mutually agreed upon dates of shipment in writing. AVEC shall not be liable for delays in delivery and/or failure to manufacture due to causes beyond its reasonable control, such as acts of God, acts of DEL, acts of civil or military authorities, inability of material and/or equipment suppliers to supply, fires, strikes, floods, wars, riots and other causes of any similar nature.

26.           Governing Law

This Agreement shall be governed by and interpreted by the laws of the State of Nevada in the Country of the United States of America.

27.           Attorney Fees

In the event of a default under the agreement, the defaulting party shall reimburse the non-defaulting party for all costs and expenses reasonably incurred by the non-defaulting party in connection with the default, including without limitation attorney fees. Additionally, in the event a suit or action is filed to enforce this agreement or with respect to this agreement, the prevailing party shall be reimbursed by the other party for all costs and expenses incurred in connection with the suit or action, including without limitation reasonable attorney fees at the trial level and on appeal.

28.           Headings

The headings used in this agreement are solely for convenience of reference, are not part of this agreement, and are not to be considered in construing or interpreting this agreement.

29.           Entire Agreement

This agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and supersedes all existing agreements between the parties with respect to such subject matter.

July 2006                                                                            AVEC - DEL Distribution Agreement                                                             Page 13 of 14

30.           Counterparts

This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

31.           Severability

If in any judicial proceeding a court shall refuse to enforce any provision of this agreement, any unenforceable provision shall be deemed eliminated from the agreement for the purpose of such proceeding as is necessary to permit the remainder of the agreement to be enforced in such proceeding.

32.            Waiver

No waiver of any provision of this agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

33.            Execution

This agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

34.           Gender

Any indication of gender of a party in this agreement shall be modified, as required, to fit the gender of the party or parties in question.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

Axial Vector Engine Corporation                                                         Dynamic Engines, Ltd.

/s/   Raymond Brouzes                                                                       /s/  __________________________
By:  Raymond Brouzes                                                                           By:  Two Directors
Its:  President

July 2006                                                                            AVEC - DEL Distribution Agreement                                                             Page 14 of 14